Exhibit 99.1

Zymeworks Announces Appointment of Oleg Nodelman to Board of Directors

Vancouver, British Columbia (February 18, 2025) – Zymeworks Inc. (Nasdaq: ZYME), a clinical-stage biotechnology company developing a diverse pipeline of novel, multifunctional biotherapeutics to improve the standard of care for difficult-to-treat diseases, including cancer, inflammation, and autoimmune disease, today announced the appointment of Oleg Nodelman to its board of directors, effective February 17, 2025.

Mr. Nodelman is the Founder and Managing Director of EcoR1 Capital, LLC, a biotech-focused investment advisory firm, which invests in companies at all stages of research and development. With a proven track record in investment management gained over more than two decades, his experience in business development and capital deployment, together with his deep roots in the biotech and scientific communities, make him a valuable addition to the board of directors. Mr. Nodelman represents the seventh new director elected or appointed over the past two years as part of the company’s board renewal process.

Mr. Nodelman received a Bachelor of Science in Foreign Service with a concentration in Science and Technology from Georgetown University. He currently serves as a director of two other publicly-traded life science companies, Galapagos NV and AnaptysBio.

“As the largest current stockholder of Zymeworks, we at EcoR1 are aligned with the company’s mission and committed to its future success for patients, employees and stockholders,” said Oleg Nodelman. “I look forward to working closely with the board of directors and talented employees as we execute on our long-term strategy to realize the full potential of Zymeworks.”

“We are pleased to welcome Oleg to Zymeworks’ board of directors and believe his significant biotech sector experience will support our mission to develop transformative therapies for patients, while delivering lasting value to all our stockholders,” said Kenneth Galbraith, Chair and Chief Executive Officer of Zymeworks.

“Oleg’s deep industry knowledge and experience make him an exceptional addition to the board of directors,” said Sue Mahony, Ph.D., MBA, lead independent director of Zymeworks. “As part of our board renewal process, we are confident that Oleg’s strategic insights will help drive the company’s growth and reinforce our dedication to addressing critical medical challenges for patients.”

About Zymeworks Inc.

Zymeworks is a global clinical-stage biotechnology company committed to the discovery, development, and commercialization of novel, multifunctional biotherapeutics. Zymeworks’ mission is to make a meaningful difference in the lives of people impacted by difficult-to-treat conditions such as cancer, inflammation, and autoimmune disease. The Company’s complementary therapeutic platforms and fully integrated drug development engine provide the flexibility and compatibility to precisely engineer and develop highly differentiated antibody-based therapeutic candidates. Zymeworks engineered and developed zanidatamab, a HER2-targeted bispecific antibody using the Company’s proprietary Azymetric™ technology. Zymeworks has entered into separate agreements with BeiGene, Ltd. (BeiGene) and Jazz Pharmaceuticals Ireland Limited (Jazz Pharmaceuticals), granting each exclusive rights to develop and commercialize zanidatamab in different territories. The U.S. FDA granted accelerated approval of Ziihera® (zanidatamab-hrii) 50mg/mL for injection for intravenous use for the treatment of adults with previously-treated, unresectable or metastatic HER2-positive (IHC 3+) second-line biliary tract cancer (BTC). Ziihera® is the first and only dual HER2-targeted bispecific antibody approved for HER2-positive BTC in the United States. Zanidatamab is currently under regulatory review in the EU and China for second-line BTC and is being evaluated in multiple global clinical trials as a potential best-in-class treatment for patients with multiple HER2-expressing cancers. Zymeworks is rapidly advancing a robust pipeline of wholly-owned product candidates, leveraging its expertise in both antibody-drug conjugates and multispecific antibody therapeutics targeting novel pathways in areas of significant unmet medical need. Phase 1 studies for ZW171 and ZW191 are now actively recruiting with investigational new drug applications for ZW220 and ZW251 planned for 2025. In addition to Zymeworks’ pipeline, its therapeutic platforms have been further leveraged through strategic partnerships with global biopharmaceutical companies. For information about Zymeworks, visit www.zymeworks.com and follow @ZymeworksInc on X.

Cautionary Note Regarding Forward-Looking Statements

This press release includes “forward-looking statements” or information within the meaning of the applicable securities legislation, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements in this press release include, but are not limited to, statements that relate to the potential therapeutic effects and commercial potential of zanidatamab and Zymeworks’ other product candidates; the anticipated benefits of Zymeworks’ agreements with Jazz Pharmaceuticals, BeiGene and its other collaborators; the commercial potential of zanidatamab and Zymeworks’ and its partners’ ability to obtain further regulatory approval of and successfully commercialize zanidatamab; the timing of and results of the interactions with regulators, including anticipated regulatory filings and the timing thereof; Zymeworks’ development of its product candidates and enrollment in its clinical trials; the ability to advance product candidates into later stages of development; the timing of anticipated IND submissions; and other information that is not historical information. When used herein, words such as “plan”, “believe”, “expect”, “may”, “continue”, “anticipate”, “potential”, “will”, “progress”, and similar expressions are intended to identify forward-looking statements. In addition, any statements or information that refer to expectations, beliefs, plans, projections, objectives, performance or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking. All forward-looking statements are based upon Zymeworks’ current expectations and various assumptions. Zymeworks believes there is a reasonable basis for its expectations and beliefs, but they are inherently uncertain. Zymeworks may not realize its expectations, and its beliefs may not prove correct. Actual results could differ materially from those described or implied by such forward-looking statements as a result of various factors, including, without limitation: any of Zymeworks’ or its partners’ product candidates may fail in development, may not receive required regulatory approvals, or may be delayed to a point where they are not commercially viable; Zymeworks may not achieve milestones or receive additional payments under its collaborations; regulatory agencies may impose additional requirements or delay the initiation of clinical trials; the impact of new or changing laws and regulations; market conditions; the impact of pandemics and other health crises on Zymeworks’ business, research and clinical development plans and timelines and results of operations, including impact on its clinical trial sites, collaborators, and contractors who act for or on Zymeworks’ behalf; zanidatamab may not be successfully commercialized; clinical trials and any future clinical trials may not demonstrate safety and efficacy of any of Zymeworks’ or its collaborators’ product candidates; Zymeworks may be unable to maintain or enter into new partnerships or strategic collaborations; and the factors described under “Risk Factors” in Zymeworks’ quarterly and annual reports filed with the Securities and Exchange Commission (copies of which may be obtained at www.sec.gov and www.sedar.com).

Although Zymeworks believes that such forward-looking statements are reasonable, there can be no assurance they will prove to be correct. Investors should not place undue reliance on forward-looking statements. The above assumptions, risks and uncertainties are not exhaustive. Forward-looking statements are made as of the date hereof and, except as may be required by law, Zymeworks undertakes no obligation to update, republish, or revise any forward-looking statements to reflect new information, future events or circumstances, or to reflect the occurrences of unanticipated events.

Contacts:

Investor inquiries:

Shrinal Inamdar

Senior Director, Investor Relations

(604) 678-1388

ir@zymeworks.com

Media inquiries:

Diana Papove

Senior Director, Corporate Communications

(604) 678-1388

media@zymeworks.com